EXHIBIT 10.47

SPECIAL WARRANT EXERCISE AGREEMENT

This SPECIAL WARRANT EXERCISE AGREEMENT (this “Agreement”), is entered into by and among MILLER ENERGY RESOURCES, INC., formerly known as Miller Petroleum, Inc., a Tennessee corporation (the “Company”), and each of the warrant holders and other claim holders signing the signature pages hereto (the “Holders”).

WHEREAS, the Company previously entered into a Securities Purchase Agreement, dated as of March 26, 2010 (the “SPA”), with the purchasers identified on the signature pages thereto (the “Purchasers”);

WHEREAS, pursuant  to the SPA and the other documents related thereto, (i) certain warrants to purchase common stock of the Company were issued to the Purchasers with an exercise price of $5.28 per share (as further identified in the SPA, the “Warrants”) and (ii) certain liquidated damages and interest are payable by the Company pursuant to the Registration Rights Agreement entered into in connection with the SPA (the “Damages”);

  WHEREAS, the Holders are (i) the Purchasers identified in the SPA, (ii) later acquired their Warrants from such Purchasers or the transferees of Purchasers or (iii) in certain cases may no longer have Warrants but may have retained interests in the Damages or had such an interest transferred to such Holder (the “Other Claim Holders”);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the SPA or Warrants.

2.

Exercise of Warrants.

(a)

Required Exercise and Reduction of Exercise Price.  Each Holder party hereto (other than a Non-Exercising Holder (as defined below)) shall exercise all of his, her or its Warrants for cash (and not on a cashless basis) on or before the close of business on the effective date of this Agreement, at a reduced exercise price of $4.00 per share of the Company’s common stock acquired.

(b)

Notice of Exercise.  Each Holder exercising his, her or its Warrants under Section 2(a) above (an “Exercising Holder”) shall deliver a completed the notice of exercise (“Notice of Exercise”) set forth on his, her or its signature page hereto and to return the same along with such signature to the Company by fax (at 865- 691-8209) or by e-mailed (to paul@millerenergyresources.com).  Such Notice of Exercise shall be deemed effective immediately following the filing of the Supplement with the SEC, as described in Section 6 below.

(c)

Payment of Exercise Price.  Payment of the exercise price for the Warrant Shares indicated in a Notice of Exercise shall, immediately following the Notice of Exercise becoming effective in accordance with Section 2(b), be wired to the Company at:

1

Bank Name:

SUNTRUST BANK

ABA Number:

061000104

A/C Name:

MILLER ENERGY RESOURCES, INC.

A/C Number:

[ACCOUNT NUMBER REDACTED]

FBO:

[HOLDER NAME];

or, if paid by check, mailed to the Company by overnight mail for delivery (together with a copy of the exercising Holder’s signature page to this Agreement), to:

Miller Energy Resources, Inc.

9721 Cogdill Road

Suite 302

Knoxville, TN 37932

Attention: Paul Boyd, Corporate Secretary

(d)

Other Exercise Provisions Unchanged.  Except as expressly stated herein, all other provisions related to the exercise of the Warrants shall be as set forth in the Warrants.

3.

Waiver of Ratchet by Non-Exercising Holders.  Each Holder identified on his, her or its signature page hereto as a “Non-Exercising Holder” (each a “Non-Exercising Holder”) shall not be obligated to exercise his, her or its Warrants, if any, as required by Section 2 above, but by his, her or its respective signature hereto, each hereby agrees to waive the benefit of Section 3(b) and any similar protection contained in his, her or its Warrants with respect to any adjustment which either (i) increases the Warrant Shares underlying such Non-Exercising Holder’s Warrants or (ii) reduces the Exercise Price of such Warrants upon (in each case) the occurrence of a Dilutive Issuance, including, without limitation, the reduction in the Exercise Price described in Section 2(a) hereof.  Such Section 3(b) of the Warrants and related provisions are hereby amended, mutatis mutandis, to remove the right to an increase in the number of Warrant Shares or a reduction the Exercise Price upon a Dilutive Issuance.  The Warrants of each Non-Exercising Holder becoming party to this Agreement are further amended by extending the Termination Date therefore to the March 26, 2016.

4.

Waiver of Beneficial Ownership Limitation.  The Company and each Holder receiving Shares hereunder agrees to waive any limitation on the issuance thereof related to the Beneficial Ownership limitation described in the Warrants.

5.

Settlement of Damages with Holders.  Each Holder party hereto (including, without limitation, each Non-Exercising Holder and Other Claim Holder) to whom a payment of Damages is owed shall be entitled to receive, as full settlement of any such amount owed, shares of the Company’s common stock (the “Settlement Shares” and together with the Warrant Shares of the Holders hereto, the “Shares”).  The total number of Settlement Shares owed to each Holder becoming party hereto, pursuant to the foregoing sentence shall be the number set forth on Schedule 1 to this Agreement, and by signing this Agreement each Holder agrees that the delivery of such Settlement Shares satisfies his, her or its claim for Damages in full.  The Settlement Shares shall be delivered to each Holder within three (3) business days of the effectiveness of this Agreement, as set forth in Section 7 below.

2

Each Holder receiving Settlement Shares hereunder represents and warrants to the Company that he, she, or it has not assigned any right or interest in the Damages otherwise owed to such Holder, is entitled to receive the Settlement Shares as settlement thereof, and has the full power and authority to settle the claims related to the Damages.  Each Other Claim Holder who does not own any of the Warrants shall indicate that he, she or it is a “Non-Exercising Holder” on the signature page hereto.

6.

Conditions to Effectiveness.  This Agreement shall be effective upon the occurrence of the following conditions, which shall be deemed to occur simultaneously: (i) the parties hereto shall agree to the release of their signature pages hereto; and (ii) the Company shall file with the SEC a supplement (the “Supplement”) to its existing registration statement on Form S-3 (Registration No. 333-183750) which was declared effective by the SEC on September 18, 2012 (the “Company S-3”), identifying and effectively registering the Shares to be issued in connection with the exercise of the Warrants and the satisfaction of the Damages.  Each Holder agrees that his, her or its signature to this Agreement may be deemed to be released for purposes of any filings with to disclosures to the SEC reasonably necessary in connection with the filing of the Supplement, provided that, notwithstanding any term to the contrary contained in this Agreement, such Holder shall have no obligations hereunder and shall not be bound by the terms hereof in the event the Supplement is not filed with the SEC as required hereby.

7.

Registered Shares; Delivery; Costs of Filing.  All Shares issued by the Company pursuant to this Agreement shall be common shares of the Company, registered and issued without restriction under the Securities Act pursuant to the Supplement the Company S-3.  Shares shall be delivered within three (3) business days of the effective date of this Agreement.  The Company shall be solely responsible for the costs and filing fees associated with the filing of the Supplement.

8.

Separate Agreements.  This Agreement shall constitute a separate agreement between the Company and each Holder individually and shall be separately effective as between the Company and each Holder, individually, whether or not any other Purchaser or other party to the SPA shall become  party hereto.

9.

Successors and Assigns.  Subject to applicable securities laws, this Agreement and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.

10.

Governing Law; Disputes.  The interpretation and construction of this Agreement shall be governed by the laws of the State of New York and any dispute arising hereunder shall be resolved in accordance with the terms of the SPA, which is incorporated herein by reference.

11.

Amendments and Waivers.  As between the Company and each Holder, this Agreement may be modified or amended or the provisions hereof waived with the written consent of the Company and such Holder.

3

12.

Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

13.

Headings.  The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, this Special Warrant Exercise Agreement is hereby entered into by the Company.

MILLER ENERGY RESOURCES, INC.

By:	/s/ Scott M. Boruff
Name: Title:	Scott M. Boruff, Chief Executive Officer

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

A&D Properties	/s/ Deborah E. Fried & /s/ David Fried
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Deborah E. Fried & David Fried	G.P
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

None

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 14,286 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $57,144.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Kurt Benjamin	/s/ Kurt Benjamin
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

None

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 2,857 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $11,428.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Gregg Bernstein	/s/ Gregg Bernstein
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

10880 Wilshire Boulevard #950
Los Angeles, CA 90024

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 7,143 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $28,572.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

David Boral	/s/ David Boral
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

40 Wall Street
17th Floor
New York, New York 10005
Attn: John Carris Investments LLC

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 1,428 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $5.712.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Bristol Investment Fund, Ltd.	/s/ Paul Kessler
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Paul Kessler	Director
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

Bristol Capital Advisors, LLC
10960 Wilshire Blvd., Suite 1050
Los Angeles, CA 90024
Attn: Amy Wang, Esq.
Tel: (310) 331-8485

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 357,143 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $1,428,572.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Glacier Partners	/s/ Peter Castellanos
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Peter Castellanos	Partner
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

BNP Paribas Prime Brokerage
One Front Street, 23rd Floor
San Francisco, CA 94111
Attn: Michael Veyama

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting   50,000   shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $200,000.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Ho’okipa Capital Partners, Inc.	/s/ Kurt Benjamin
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Kurt Benjamin	President
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

None

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 4,286 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $17,144.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Michael R. Jacks	/s/ Michael R. Jacks
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Micro PIPE Fund I, LLC	/s/ David Mickelson
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

David Mickelson	Managing Member
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

301 Mission Ave., Suite 209
Oceanside, CA 92054

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Net Capital Partners, Inc.	/s/ Irawan Onggara
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Irawan Onggara	Director
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

None

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 28,572 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $114,288.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Next View Capital, LP	/s/ Stewart Flink
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Stewart Flink	Manager
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

180 Crestview Drive
Deerfield, Illinois 60015

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Penn Footwear Co.	/s/ Jeff Davidowitz
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Jeff Davidowitz	President
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

Penn Footwear
100 Line Street
Nanticoke, PA 18634

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Penta Development, Ltd.	/s/ Les Canter
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Les Canter	President, Penta GP , General Partner
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

Penta Development, Ltd.
c/o Credit Suisse
200 Crescent Court
Suite 1100
Dallas, TX 75201

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 14,286 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $57,144.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Porter Partners, LP	/s/ Jeffrey Porter
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Jeffrey Porter	General Partner
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

300 Drakes Landing Road
Suite 175
Greenbrae, CA 94904

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

The Runnels Family Trust DTD 1-11-2000	/s/ G. Tyler Runnels
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

G. Tyler Runnels	Trustee
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

c/o T.R. Winston & Company
1999 Avenue of the Stars
Suite 2550
Los Angeles, CA 90067

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 36,000 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $144,000.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Samuel C. Sailer	/s/ Samuel C. Sailer
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Seaside 88, LP	/s/ William Ritger
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

William Ritger	Manager of the GP
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

750 Ocean Royale Way, Suite 1101
Juno Beach, FL 33408

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☐

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting 70,000 shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $280,000.00 to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☒	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Sutter Securities Inc.	/s/ Robert A. Muh
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Robert A. Muh	C.E.O.
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

HOLDER’S SIGNATURE PAGE TO
SPECIAL WARRANT EXERCISE AGREEMENT

Warberg Warrant Fund I LP	/s/ Jonathan Blumberg
Print Name of Holder	Signature of Holder

If Holder is not a natural person, please also:

Jonathan Blumberg	Manager
Print Name of Person Signing for Holder	Indicate Title of Person Signing for Holder

Dated: September   20  , 2012

Address for Delivery of Shares:

NON-EXERCISING HOLDERS (including (i) Warrant holders not exercising their Warrants under Section 2 and (ii) persons to whom Damages are owed, but who do not hold an interest in any Warrants):

Please check this box:   ☒

By checking the box above, indicating that Holder is a Non-Exercising Holder, Holder understands and acknowledges that Holder is expressly waiving all anti-dilution rights in such Holder's Warrants, if any, as set forth in Section 3 of the Special Warrant Exercise Agreement.

or

EXERCISING HOLDERS:  Please complete the following notice of exercise:

1.

Exercise. The Holder hereby exercises his Warrant(s) with respect to all of his, her or its Warrants Shares, constituting _____________ shares of the Company’s common stock to be delivered to the address for the delivery of Shares, above.

2.

Payment of Exercise Price. The Holder shall pay the exercise price in the sum of $___________________ to the Company in accordance with the terms of this Agreement, such payment to be delivered by (check one):

☐	By Wire	☐	By Check

SCHEDULE 1

SETTLEMENT SHARES OWED

Name	Settlement Shares
A & D Properties	3,335
Kurt Benjamin	667
Gregg Bernstein	1,668
Bristol Investment Fund, Ltd.	94,859
G. Tyler Runnels	8,404
Glacier Partners	11,672
Ho'okipa Capital Partners, Inc.	1,001
Penn Footware Co.	3,335
Micropipe Fund I, LLC	10,005
Net Capital Partners, Inc.	6,670
Next View Capital, LP	11,672
Penta Development, Ltd.	3,335
Porter Partners, LP	5,836
Seaside 88, LP	16,341